                      [MADISON RIVER COMMUNICATIONS LOGO]

                                CSFB Conference

                                 November 2003

                                   Paul Sunu
                            Chief Financial Officer

This presentation contains forward looking statements. The actual results might differ materially from those projected in the forward looking statements for various reasons including but not limited to the Company's ability to raise additional capital on acceptable terms and on a timely basis, competition in the telecommunications industry and the advent of new technologies. Reference is made to the Risk Section of the Company's Form 10-K filed with the SEC.

Adjusted Operating Income represents operating income (loss) before depreciation, amortization and non-cash long-term incentive plan expenses. This information will necessarily be different from comparable information provided by other companies and should not be used as an alternative to operating and other financial information as determined under GAAP.

STABILITY AND GROWTH

                      [MADISON RIVER COMMUNICATIONS LOGO]

             Through 3Q 2003:

              *  224,400 Connections in Service
              *  $137.6 Million Revenue
              *  $76.8 Million Adjusted Operating Income
              *  Lowered Leverage to under 5.9x from 6.8x at YE02

Adjusted Operating Income includes $2.7M for one time non-cash pension curtailment gain in 1Q03 and for $0.5M reversal of restructuring charges in 3Q03.

WHAT WE BRING TOGETHER SETS US APART!

Attractive Markets >                                < Experienced Management
                                [MADISON RIVER
Growing Positive Cash Flow >    COMMUNICATIONS      < Proven Acquisition
                                    LOGO]             Integration Abilities

Successful New Services >                          < Quality Equity Sponsorship

RLEC STABILITY AND EDGE OUT STRATEGY

*  Local Telecommunications Division (LTD):
   - 17th largest telephone company in USA (a)
   - Increasing Adjusted Operating Income margins
   - Proven Management
   - 208,787 voice and data connections at 3Q03

*  Integrated Communications Division (ICD):
   - Edge-Out strategy from RLEC
   - Balancing growth with cash flow
   - 15,616 voice and data connections at 3Q03

(a) Source: USTA Phone Facts Plus 2003

2003 YTD HIGHLIGHTS

*  Improved LTD Adjusted Operating Income margins to about 58% through 3Q03
* Amended RTFC loan agreement to improve liquidity and gain operating flexibility
*  Positive ICD Adjusted Operating Income beginning with 4Q02
* Lowered LTD net leverage to about 3.9x on LTM 3Q03 Adjusted Operating Income from 4.8x at YE 2001
* Consolidated Leverage lowered to under 5.9x on LTM 3Q03 Adjusted Operating Income from 9.8x at YE 2001

3Q 03 RESULTS:

CONTINUOUS AND IMPROVING

* Consistent and Improving Performance
* Connections and Access Lines are up at LTD
* Cap Ex in 4Q03 expected to be $6M to $7M for YE $12M to $13M target
* Began expensing DSL Modems in 3Q03 ($0.3M impact in 3Q) per accounting policy

                                           3Q 03           2Q 03
                                         ---------       ---------
         Revenue                          $46.4 M         $46.0 M
         Adjusted Operating Income        $25.0 M         $24.8 M
         LTD Revenue                      $43.0 M         $42.5 M
         LTD Adjusted Operating Income    $23.9 M         $24.2 M
         Connections - LTD                208,787         206,982
         Access Lines - LTD               187,593         187,545
         DSL - LTD                         21,194          19,437
         Cap Ex                           $2.2 M          $2.5 M

REGIONAL FOCUS IN STRATEGIC FAST GROWING SOUTHEAST

   [MAP OF UNITED STATES WITH STATES HIGHLIGHTED TO SHOW
       MADISON RIVER OPERATING MARKETS IN ILLINOIS,
     NORTH CAROLINA, GEORGIA, ALABAMA AND LOUISIANA]


Connections by State:

  North Carolina  18,987 Connections
  Illinois        86,384 Connections
  Alabama         65,278 Connections
  Georgia         46,660 Connections
  Louisiana        7,094 Connections

MAINTAINING CONNECTIONS

Madison River - LTD

                     [BAR GRAPH SHOWING TOTAL CONNECTIONS
                        IN THE LTD - 3Q 2001 TO 3Q 2003]


                  3Q01        203,405
                  4Q01        205,947
                  1Q02        209,171
                  2Q02        209,529
                  3Q02        208,100
                  4Q02        206,676
                  1Q03        206,240
                  2Q03        206,982
                  3Q03        208,787

SIGNS OF ACCESS LINE RECOVERY

Madison River - LTD


                     [BAR GRAPH SHOWING ACCESS LINE COUNT
                       IN THE LTD - 3Q 2001 TO 3Q 2003]

                  3Q01        194,190
                  4Q01        194,810
                  1Q02        195,692
                  2Q02        195,166
                  3Q02        193,003
                  4Q02        190,253
                  1Q03        188,305
                  2Q03        187,545
                  3Q03        187,593

CONTINUED DSL GROWTH

LTD Growth in Subscribers & Penetration by Quarter

         [CHART SHOWING DSL SUBSCRIBERS AND DSL % PENETRATION OF TOTAL
                   IN FRANCHISE LINES - 4Q 2000 TO 3Q 2003]

                       DSL Subscribers               DSL Penetration
   4Q 2000                  4,331                         2.21%
   1Q 2001                  6,366                         3.23%
   2Q 2001                  7,799                         4.04%
   3Q 2001                  9,215                         4.76%
   4Q 2001                 11,137                         5.73%
   1Q 2002                 13,479                         6.91%
   2Q 2002                 14,363                         7.38%
   3Q 2002                 15,097                         7.84%
   4Q 2002                 16,423                         8.66%
   1Q 2003                 17,935                         9.52%
   2Q 2003                 19,437                        10.36%
   3Q 2003                 21,194                        11.30%

QUALITY IN ACCESS LINES AND DEMOGRAPHICS

   * 68.2% residential / 31.8% business lines
   * Average Household Income: $46,234
   * Median Age:    36
   * Total Households:    118,400
   * Total Population:    312,820
   * About 17.8% DSL penetration of Households
   * Low Second Line Exposure: under 9K lines and less than 7% penetration

NORTH CAROLINA

MebTel Communications

            [MAP OF MEBTEL COMMUNICATIONS FRANCHISED TERRITORY AND
                   LOCATION WITHIN STATE OF NORTH CAROLINA]

   *  Located between Greensboro & Raleigh, North Carolina

   *  MebTel acquired in January, 1998

   *  18,987 Total Connections
      - MebTel: 13,849 Connections
      - ICD: 5,138 Connections

   *  Successful "No Limits" bundle initiative

ILLINOIS

Gallatin River Communications

       [MAP OF GALLATIN RIVER COMMUNICATIONS FRANCHISED TERRITORIES AND
                      LOCATION WITHIN STATE OF ILLINOIS]

   *  Exchanges located in Galesburg, Dixon and Pekin, Illinois

   *  Acquired Gallatin River assets in November, 1998

   *  86,384 Total Connections
      - Gallatin River: 83,000 Connections
      - ICD: 3,384 Connections

ALABAMA

GulfTel Communications

            [MAP OF GULFTEL COMMUNICATIONS FRANCHISED TERRITORY AND
                      LOCATION WITHIN STATE OF ALABAMA]

   *  Located east of Mobile in Foley, Alabama

   *  GulfTel acquired in September, 1999

   *  65,278 GulfTel Connections

   *  7,094 ICD Connections

GEORGIA

Coastal Communications


            [MAP OF COASTAL COMMUNICATIONS FRANCHISED TERRITORY AND
                       LOCATION WITHIN STATE OF GEORGIA]

   *  Located southwest of Savannah in Hinesville, Georgia

   *  Coastal acquired in March, 2000

   *  46,660 Total Connections

   *  Fort Stewart troops return

LTD GROWING SERVICE PENETRATION

   Product                     YE 2000 (a)      YE 2001      YE 2002       3Q 03       3Q 03 Units
   -------                     -------          -------      -------      -------      -----------
   Internet (Dial-up)           15.6%            15.4%        14.6%        13.3%         24,966
   DSL                           2.3%             5.7%         8.6%        11.3%         21,194
   Long Distance                32.4%            41.2%        48.1%        51.0%         95,466
   Voice Mail                   11.0%            15.9%        19.8%        22.0%         41,253
   Caller ID                    21.8%            28.2%        31.4%        33.9%         63,418
   Call Waiting                 29.9%            33.2%        34.2%        34.3%         64,229
   Call Forwarding              13.1%            21.3%        25.4%        25.7%         48,030
   Additional Lines (b)          9.1%             9.1%         8.1%         7.0%          8,928


(a) Year 2000 numbers pro forma the sale of the Staunton Livingston exchanges that occurred in May 2001
(b) Additional lines penetration based on residential lines only

YEAR OVER YEAR IMPROVEMENT

(all $ in millions)

          [BAR GRAPH SHOWING THE LTD'S ADJUSTED OPERATING INCOME MARGIN %
                 FOR 1998 TO 2002 AND FIRST NINE MONTHS OF 2003]

                                      1998       1999       2000       2001       2002       3Q 03
   LTD Revenue                      $ 145.2    $ 163.8    $ 170.2    $ 170.0    $ 168.9     $ 127.0
   LTD Adjusted Operating Income    $  46.9    $  64.1    $  75.7    $  85.8    $  90.5     $  73.9
   Margin %                            32.3%      39.1%      44.5%      50.5%      53.6%      58.2%

(a) 1998 - 2001 results are pro forma the Staunton Livingston exchange sales that occurred in May 2001
(b) Adjusted Operating Income adjusts for depreciation, amortization and non-cash long-term incentive expenses.
(c) 3Q03 Revenue and Adjusted Operating Income are year-to-date figures and Adjusted Operating Income includes benefit of 1Q03 $2.1M in pension curtailment and 3Q03 $0.1M reversal of restructuring charges.

ICD: CONSISTENT AND SUSTAINABLE RESULTS

           [BAR GRAPH SHOWING ICD ADJUSTED OPERATING INCOME (LOSS) FOR 2001
                   AND 2002 AND BY QUARTER FOR 4Q02, 1Q03 AND 2Q03]

                     ICD Adjusted Operating Income (Loss)

         2001            ($ 24.2 Million)
         2002            ($  3.1 Million)

      4Q 2002             $   600,000
      1Q 2003             $ 1,100,000
      2Q 2003             $   600,000
      3Q 2003             $ 1,100,000

Adjusted Operating Income includes benefit of $600K pension curtailment in 1Q03 and $400K reversal of restructuring charges in 3Q03.

Plan is designed to maintain ICD at cash flow breakeven.

ICD IMPROVEMENTS & PLAN

Cash Flow Improvements: Continuous and Sustainable

   - Network Completely Groomed: Replaced high cost special access circuits with UNE and EEL

   -  Personnel right sized to meet ICD needs
           *   Dec 2000         204
           *   Mar 2001          59
           *   Dec 2002          24
           *   Sep 2003          25

   -  Capital Expenditures scaled down based on growth

   -  Maintaining DSO on net Accounts Receivable under 35 days

   -  ICD Adjusted Operating Income in 2003 continuing on trend of 4Q02

COMPETITION: HOME COURT ADVANTAGE

   * Trusted Provider of Services

   * Over 75 years of Operating History in each LTD company

   * Quality and Most Current Services Delivered Consistently

   * Estimated that about 40% of customers pay bills in person

   * Bundling Services for Value Creation

   * "No Limits" Package Success

STRONG OFFER / STRONG OFFENSIVE

[IMAGE OF "NO LIMITS" ADVERTISEMENT SHOWING COMPONENTS OF "NO LIMITS" PACKAGE]

   * New Product Bundle with Strong Market Acceptance

   * No Limits Package at $84.80 including fees and surcharges

   * Market Testing in North Carolina

   * Of packages in billing
     - Nearly 50% new DSL subscribers
     - Over 35% new LD subscribers
     - Increase of over $11 ARPU per subscriber

   * One Year Contract

MADISON RIVER CAPITAL, LLC
IMPROVING LEVERAGE RATIOS

       [BAR GRAPH SHOWING CONSOLIDATED LEVERAGE RATIOS AND LTD LEVERAGE
                     RATIOS FOR 2000 TO 2002 AND 3Q 2003]

                                2000         2001         2002         3Q 2003

Consolidated Leverage           10.3x        9.8x         6.8x           5.9x

LTD Leverage                    5.1x         4.8x         4.4x           3.9x

* Consolidated Leverage Ratio = (All Debt less RTFC Subordinated Capital Certificates (SCCs) and less Cash) divided by ($98.5M which is 3Q03 LTM Adjusted Operating Income excluding the $2.7M in pension curtailment benefit).

* LTD Leverage Ratio = (Senior Secured Debt less RTFC Subordinated Capital Certificates (SCCs) and less Cash) divided by ($95.5M which is LTD's 3Q03 LTM Adjusted Operating Income excluding the $2.1M in pension curtailment benefit).

IMPROVING LIQUIDITY YEAR OVER YEAR

($ in millions)


                                    2003          2002          Change
          3Q Liquidity             $ 47.0        $ 32.3         $ 14.7

          2Q Liquidity             $ 42.9        $ 40.9         $  2.0

          1Q Liquidity             $ 37.6        $ 32.3         $  5.3

   * Low Liquidity Requirements
     - Liquidity is Cash plus availability on Line of Credit
     - $13.25M Bond Interest Paid in 1Q and 3Q

   * $41M Line of Credit with $20M Undrawn and Fully Available at 3Q03

MADISON RIVER CAPITAL, LLC

Pro Forma Capitalization
($ in millions)


 3Q 2003 Capitalization                     Amount             % of Cap        Leverage
-----------------------------------------------------------------------------------------------
  Cash                                      $   27.0
  Net Senior Secured Debt (a)               $  376.7            47.8%             3.94x
  Senior Notes                              $  200.0
                                            --------           -------
  Net Debt (b)                              $  576.7            73.1%             5.86x
  Cash Equity Contribution                  $  212.0            26.9%
                                            --------           -------
  Total Capitalization                      $  788.7           100.0%
                                            ========           =======

-------------------------------------------------------------------------------

(a) Net Senior Secured Facilities = Senior Secured Debt less RTFC Subordinated Capital Certificates (SCCs) $44.0 million and cash $27.0 million.
     Leverage: Net Senior Secured Debt/$95.5M which is 3Q03 LTM LTD Adjusted Operating Income excluding $2.1M pension curtailment benefit.
(b) Leverage: Net Debt/$98.5M which is 3Q03 LTM Consolidated Adjusted Operating Income excluding $2.7M pension curtailment benefit.

RTFC LOAN AMENDMENT

  * $9.4M annual principal payment is minimum payment to RTFC through 2010

  * Excess cash flow sweep provides liquidity and operating flexibility
    - Excess cash flow is defined as Adjusted Operating Income less Approved Annual Capital Budget, income taxes, bond purchases, principal and interest payments, non-cash RTFC patronage capital, and Permitted Dividends.

  * Approximate 45 basis points increase in interest rates

  * Performance pricing based on leverage

  * 3-year capex budget must be approved by lender

  * Can buy back bonds up to $6M per year

TERM NOTE AMENDMENT ENHANCEMENTS

                 RTFC                   Term Loan
                 Year                 Amortization              %
              ----------              ------------            -----
                 2003                   $       0              0.0%
                 2004                         4.7              1.1%
                 2005                         9.4              2.2%
                 2006                         9.4              2.2%
                 2007                         9.4              2.2%
                 2008                         9.4              2.2%
                 2009                         9.4              2.2%
                 2010                         9.4              2.2%
                 2011                        35.4              8.3%
                 2012                        62.3             14.6%
              2013 - 16                     267.8             62.8%
              ---------                   -------            ------
                 Total                  $   426.6            100.0%

Significantly Improves Liquidity through reduced Principal Payment by:

     * Through 2007:  $100M

     * Through 2010:  $170M

Eliminates Refinancing Risk

     * Bonds mature March 2010 ahead of secured

     * Improved liquidity increases capital structure flexibility

EXPERIENCED MANAGEMENT TEAM

  * Senior Management                              Management Team
    averaging over 30 years                        ---------------
    experience                                     Steve Vanderwoude: Chairman
                                                    & CEO, founder
  * Proven ILEC Operator
                                                   Paul Sunu: Chief Financial
  * Responsible                                     Officer, founder

  * Responsive                                     Ken Amburn: Chief Operating
                                                    Officer
  * Resilient
                                                   Bruce Becker: Chief
                                                    Technology Officer

                                                   Mike Skrivan: Managing
                                                    Director-Revenues

                                                   Jim Ogg: Chairman-LTD,
                                                    founder

QUALITY MANAGEMENT TEAM

     CHARACTER                     OBJECTIVE                       RESULT

                   >     Add value to acquired RLECS    >    Grew ILEC Adjusted
    Responsible     >        through disciplined         >   Op Inc Margin from
                   >           operating plan           >      32% to near 58%

                   >       New products launched to     >    Increased services
    Responsive      >       meet market demand in        >    and revenues with
                   >      DSL, data and long distance   >       high margins

                   >          Revised ICD plan          >    Improved Adjusting
    Resilient       >      Renegotiated Coastal Put      >    Operating Income
                    >        Sold non-core assets        >     and Liquidity
                   >        Amended RTFC facility       >

EQUITY SPONSORSHIP AT MRTC

        [PIE CHART SHOWING RESPECTIVE OWNERSHIP PERCENTAGES OF CLASS A
             EQUITY INVESTORS AT MADISON RIVER TELEPHONE COMPANY]

                 Madison River Telephone Company, LLC Equity

      Madison Dearborn                 37.2%
      Goldman Sachs                    31.0%
      Providence Equity                20.5%
      Former Coastal Shareholders       7.8%
      Management                        3.5%

SUMMARY

   * Stable and improving operations

   * Proven Track Record of Operating and Integrating RLECs

   * Strong Penetration of DSL and Long Distance

   * Increasing Adjusted Operating Income margins

   * Attractive Markets and Strong Liquidity

   * Network Architecture Positioned to Provide New Services

   * Lowered leverage to under 5.9x from 6.8x at YE02

   * Experienced and Incentivized Management Team

                      [MADISON RIVER COMMUNICATIONS LOGO]

     [COASTAL COMMUNICATIONS LOGO]        [MEBTEL COMMUNICATIONS LOGO]

  [GALLATIN RIVER COMMUNICATIONS LOGO]    [GULFTEL COMMUNICATIONS LOGO]